                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                          -----------------------------



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): February 7, 2001
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                     Philadelphia Consolidated Holding Corp.
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               (Exact Name of Registrant as Specified in Charter)



      Pennsylvania                        0-22280                23-2202671
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(State or Other Jurisdiction            (Commission            (IRS Employer'
     of Incorporation)                  File Number)         Identification No.)



                One Bala Plaza, Suite 100, Bala Cynwyd, PA 19004
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               (Address of Principal Executive Offices) (Zip Code)



       Registrant's telephone number, including area code: (610) 617-7900
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ITEM 5. OTHER EVENTS.

The Registrant is filing this Current Report on Form 8-K solely for the purpose of providing the supplementary data set forth in the Exhibit listed in Item 7(c) below.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (a) Financial Statements of Business Acquired.

        Not applicable.

    (b) Pro Forma Financial Information.

        Not applicable.

    (c) Exhibits.

        Exhibit 99.1 Supplementary Financial Data:

        o Summary Product Line Totals - for the three months ended December 31, 2000 and 1999.

        o Summary Product Line Totals - for the years ended December 31, 2000 and 1999.

        o Additional Supplemental Information - for the three months and years ended December 31, 2000 and 1999.


                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Philadelphia Consolidated Holding Corp.
                              ----------------------------------------
                              (Registrant)

Dated: February 19, 2001          By: /s/ Craig P. Keller
                                     -----------------------------------------
                                     Craig P. Keller
                                     Senior Vice President, Secretary, Treasurer
                                     and Chief Financial Officer

EXHIBIT INDEX

Exhibit        Description                                 Method of Filing
-------        -----------                                 ----------------

99.1           Supplementary Financial Data dated          Filed electronically
               February 7, 2001                            herewith.